UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05385

Deutsche Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2015

Annual Report
to Shareholders

Deutsche Small Cap Value Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

29 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Small Cap Value Fund returned 1.35% during the 12-month period ended November 30, 2015, modestly outperforming the 0.35% return of its benchmark, the Russell 2000® Value Index.

Investment Process

In choosing stocks, we focus on individual security selection rather than industry selection. We use an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. We emphasize individual selection of stocks across all economic sectors, focusing on companies that we believe have strong management, identifiable catalysts (e.g., acquisitions or new products) and valuations that offer an attractive risk/reward trade-off. We utilize multiple sources for idea generation, as we believe quantitative screens by themselves are not robust enough to consistently source attractive investment ideas.

Small-cap value stocks finished the fund’s annual reporting period just barely in positive territory, with a strong first half offset by weakness from mid-June onward. The initial strength in small caps stemmed from broader investor concerns about slowing growth overseas, which led to a gravitation into stocks with higher sensitivity to the relative strength of the U.S. economy. Since smaller companies earn a larger portion of their revenues in the United States, they were prime beneficiaries of this trend. In addition, the rising value of the U.S. dollar had a much smaller impact on small caps’ earnings growth than it did for larger, multinational companies.

This positive environment gave way to more challenging market conditions during the second half of the period, as questions about China’s growth outlook raised fears about the potential for an economic slowdown worldwide. The resulting "flight to quality" pressured higher-risk assets across the board, leading to a downturn in U.S. equities, despite the continued strength in the domestic economy. As is typically the case, the "risk-off" market had a disproportionately large impact on small-cap stocks: during the third calendar quarter, the Russell 2000 Value Index slid –10.73%. The market staged an uneven recovery in the final two months of the period, however, enabling the index to rise above the break-even mark for the year in the final week of November.

Performance Attribution

We employ a bottom-up, research-driven strategy and a focus on higher-quality, undervalued companies. This approach worked well and enabled the fund to outpace its benchmark during the past year ended November 30, 2015, with the positive impact of our outperforming stocks more than outweighing the effect of some notable underperformers.

Our selection process generated the best results in the financial sector, where the majority of our holdings delivered double-digit returns that far outpaced the return of the broader group. The largest contribution to performance came from Walker & Dunlop, Inc., a commercial real estate financing company whose shares were boosted by the combination of rising earnings, expanding product offerings and steady execution. The fund’s performance was also helped by the strength in a number of regional banks such as Sterling Bancorp., Eagle Bancorp., Inc., Great Western Bancorp., Inc. and several others. These holdings shared the traits we typically look for in the banking sector: good management teams, conservative growth strategies and the potential to become acquisition targets. The insurance company CNO Financial Group, Inc. also made a robust positive contribution after unveiling a plan to recapitalize its balance sheet and increase its stock buyback program.

Outside of financials, MedAssets, Inc. — which provides technology-enabled products and services to health care providers — was one of the top contributors to fund performance. The company’s shares surged after it was bought out at a premium in early November 2015. Invacare Corp. and U.S. Physical Therapy, Inc. also delivered healthy returns during the year, enabling the fund to outperform the benchmark within the health care sector.

Two technology stocks added to the fund’s 12-month results as well. The technology-consulting firm Sapient Corp.,* which rallied after receiving a buyout offer from the French firm Publicis in the first week of the period, was a key contributor to performance. In addition, Zebra Technologies Corp. gained ground thanks to its exposure to fast-growing markets and an improvement in results related to its integration of its 2014 purchase of Motorola Solutions, Inc. Although the shares performed poorly during the second half of the period, we maintained our position on the belief that the sell-off represented a short-term overreaction.

* Not held in the portfolio as of November 30, 2015.

The industrials sector also proved to be a source of relative strength for the fund. Although this market segment had the potential to be challenging due to the above-average representation of companies with sensitivity to sluggish global growth, we were able to navigate this environment by virtue of our effective individual stock selection. Our leading performers in this market segment were Lydall, Inc., The Brink’s Co. and BWX Technologies, Inc.

Our stock selection was less effective in the technology sector, where three holdings weighed on fund performance. Our position in Verint Systems, Inc. declined in value due to a slowdown in new orders, while the advanced-materials manufacturer Rogers Corp. was hurt by a pullback in orders from China. In addition, shares of Belden, Inc. fell as a result of headwinds from the stronger U.S. dollar and some difficulties in one of its divisions. We maintained all three positions on the belief that their fundamentals are sound and their valuations have become even more attractive following their recent underperformance.

"We employ a bottom-up, research-driven strategy and a focus on higher-quality, undervalued companies."

We also experienced challenges in the consumer discretionary sector, where Ascent Capital Group, Inc.* — a home-alarm provider that fell due to concerns that rising competition from cable operators will erode its market share — was the leading detractor. In the industrials sector, we lost some performance through our investment in Harsco Corp., a provider of industrial services and engineered products. Harsco was hurt by both weaker-than-expected earnings results and its exposure to the commodities space. Our position in the Puerto Rican financial stock OFG Bancorp. was an additional detractor from performance. The stock declined sharply due to the concerns about the island’s debt problems and possible default, but we added to the position on the belief that the company has minimal direct exposure to this issue.

* Not held in the portfolio as of November 30, 2015.

Outlook and Positioning

Consistent with our bottom-up approach, we did not make major shifts within the portfolio during the past year. Instead, we devoted our efforts to rotating the portfolio out of strong performers that had reached our target prices and redeploying the assets into stocks that we believed offer greater upside. In this way, we were able to maintain an attractive valuation profile for the portfolio as a whole. In many cases, our purchases involved adding to existing holdings, such as Harsco, whose prices had fallen but where the underlying company fundamentals stayed intact. We also added a number of new stocks to the portfolio during the course of the year, including several small banks, select health care stocks and the enterprise solutions provider Pitney Bowes Inc. In addition, we purchased shares in two energy stocks — Matador Resources Co. and Synergy Resources Corp.— that sold off in sympathy with the broader energy sector, but where the longer-term prospects remained healthy.

As these portfolio shifts would indicate, we continue to find an abundance of investment opportunities within the small-cap universe. Smaller companies have delivered only a modest gain in the past two years, providing a growing opportunity to identify high-quality, undervalued companies. We therefore view short-term volatility as a chance to take advantage of compelling value opportunities among individual stocks. We believe this patient, longer-term approach is the prudent strategy in a potentially challenging environment.

Ten Largest Equity Holdings at November 30, 2015 (25.8% of Net Assets)
1. Walker & Dunlop, Inc. Provides commercial real estate financial services in the United States	3.0%
2. CNO Financial Group, Inc. Provides insurance products and services	2.9%
3. HealthSouth Corp. Provides outpatient surgery	2.8%
4. NeuStar, Inc. Provides communications industry with clearinghouse services	2.6%
5. Belden, Inc. Manufactures high-speed electric cables	2.6%
6. Sterling Bancorp. Provides clients with a full range of depository and cash management services	2.6%
7. MedAssets, Inc. Provides technology-enabled products and services for hospitals	2.4%
8. CST Brands, Inc. Retails motor fuels and convenience merchandise	2.3%
9. Verint Systems, Inc. Provider of voice analysis software	2.3%
10. Materion Corp. Produces and supplies high-performance engineered materials	2.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Portfolio Manager

Richard Glass, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2013 with 22 years of industry experience. Previously, he was lead portfolio manager and Managing Partner of Lockwell Investments, LLC, managing US Small Cap Value and US Small Mid Cap Value strategies. Prior to founding Lockwell in August of 2010, he was a Managing Director and portfolio manager for small- and mid-cap value strategies at Morgan Stanley Investment Management from November 2002 to July 2010. Before joining Morgan Stanley, he held positions with Neuberger Berman and with Wood, Struthers and Winthrop.

— BS in Economics, University of Pennsylvania.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Value Index tracks the performance of those Russell 2000® Index companies with lower price-to-book values and lower forecasted growth rates. Index and category returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Performance Summary November 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/15
Unadjusted for Sales Charge	1.35%	7.95%	6.78%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.48%	6.68%	6.15%
Russell 2000® Value Index†	0.35%	10.60%	6.07%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/15
Unadjusted for Sales Charge	0.54%	7.06%	5.89%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.15%	6.96%	5.89%
Russell 2000® Value Index†	0.35%	10.60%	6.07%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/15
Unadjusted for Sales Charge	0.56%	7.16%	6.00%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.56%	7.16%	6.00%
Russell 2000® Value Index†	0.35%	10.60%	6.07%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 11/30/15
No Sales Charges		1.61%	0.93%
Russell 2000® Value Index†		0.35%	–0.28%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/15
No Sales Charges	1.59%	8.16%	7.00%
Russell 2000® Value Index†	0.35%	10.60%	6.07%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/15
No Sales Charges	1.72%	8.36%	7.20%
Russell 2000® Value Index†	0.35%	10.60%	6.07%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2015 are 1.19%, 2.04%, 1.93%, 0.77%, 0.92% and 0.82% for Class A, Class B, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Small Cap Value Fund — Class A ■ Russell 2000 Value Index†

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through November 30, 2015, which is based on the performance period of the life of Class R6.

† The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
11/30/15	$ 25.24	$ 20.15	$ 20.94	$ 25.83	$ 25.67	$ 25.86
11/30/14	$ 27.38	$ 22.52	$ 23.30	$ 27.97	$ 27.78	$ 27.96
Distribution Information as of 11/30/15
Income Dividends, Twelve Months	$ —	$ —	$ —	$ .08	$ .04	$ .06
Capital Gain Distributions, Twelve Months	$ 2.51	$ 2.51	$ 2.51	$ 2.51	$ 2.51	$ 2.51

Investment Portfolio as of November 30, 2015

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 8.8%
Auto Components 1.6%
Tenneco, Inc.*	192,176	10,354,443
Diversified Consumer Services 1.1%
Houghton Mifflin Harcourt Co.*	352,198	6,959,432
Hotels, Restaurants & Leisure 1.7%
Denny's Corp.*	552,454	5,325,657
Popeyes Louisiana Kitchen, Inc.*	91,479	5,292,975
		10,618,632
Leisure Products 2.1%
Performance Sports Group Ltd.*	551,151	6,536,651
Smith & Wesson Holding Corp.*	370,192	6,789,321
		13,325,972
Specialty Retail 2.3%
CST Brands, Inc.	402,444	14,987,015
Consumer Staples 0.8%
Food Products
Snyder's-Lance, Inc.	131,119	4,860,581
Energy 2.8%
Energy Equipment & Services 1.0%
Superior Energy Services, Inc.	407,375	6,383,566
Oil, Gas & Consumable Fuels 1.8%
Matador Resources Co.*	267,538	6,875,727
Synergy Resources Corp.*	425,291	4,844,064
		11,719,791
Financials 25.8%
Banks 14.0%
Capital Bank Financial Corp. "A" (a)	345,056	11,635,288
Eagle Bancorp., Inc.*	184,429	10,075,356
Great Western Bancorp., Inc.	398,540	12,043,879
MB Financial, Inc. (a)	239,504	8,559,873
OFG Bancorp. (a)	1,051,969	8,794,461
State Bank Financial Corp.	451,067	10,514,372
Sterling Bancorp.	931,971	16,346,771
Talmer Bancorp., Inc. "A"	408,615	7,465,396
TriState Capital Holdings, Inc.*	300,873	3,980,550
		89,415,946
Capital Markets 1.2%
Safeguard Scientifics, Inc.*	460,136	7,495,616
Insurance 5.9%
Argo Group International Holdings Ltd.	101,047	6,419,516
CNO Financial Group, Inc. (a)	908,096	18,370,782
Employers Holdings, Inc.	236,185	6,473,831
ProAssurance Corp.	126,841	6,711,157
		37,975,286
Real Estate Investment Trusts 0.7%
Pebblebrook Hotel Trust (REIT)	146,356	4,661,439
Thrifts & Mortgage Finance 4.0%
Capitol Federal Financial, Inc.	507,827	6,586,516
Walker & Dunlop, Inc.*	654,878	19,345,096
		25,931,612
Health Care 8.5%
Health Care Equipment & Supplies 1.3%
Invacare Corp.	407,344	8,114,292
Health Care Providers & Services 4.8%
HealthSouth Corp.	504,679	17,759,654
PharMerica Corp.*	238,718	8,121,186
U.S. Physical Therapy, Inc.	92,557	4,890,712
		30,771,552
Health Care Technology 2.4%
MedAssets, Inc.*	512,398	15,438,552
Industrials 26.9%
Aerospace & Defense 2.9%
BWX Technologies, Inc.	214,547	6,532,956
Curtiss-Wright Corp.	100,212	7,055,927
HEICO Corp. "A"	110,721	4,805,291
		18,394,174
Air Freight & Logistics 1.6%
Forward Air Corp.	216,418	10,407,542
Building Products 2.0%
Quanex Building Products Corp.	679,365	12,642,983
Commercial Services & Supplies 5.4%
Covanta Holding Corp.	405,704	6,552,120
G&K Services, Inc. "A"	94,093	6,273,180
Pitney Bowes, Inc.	310,089	6,697,922
SP Plus Corp.*	287,283	7,230,913
The Brink's Co.	255,364	8,217,614
		34,971,749
Construction & Engineering 2.3%
MYR Group, Inc.*	344,653	7,306,644
Primoris Services Corp. (a)	314,251	7,252,913
		14,559,557
Electrical Equipment 1.6%
Babcock & Wilcox Enterprises, Inc.*	543,824	10,414,229
Machinery 8.0%
Harsco Corp.	963,376	10,057,646
Hillenbrand, Inc.	209,229	6,337,546
ITT Corp.	370,978	14,731,536
Lydall, Inc.*	342,774	12,483,829
NN, Inc.	465,672	7,939,708
		51,550,265
Professional Services 1.9%
FTI Consulting, Inc.*	170,366	6,368,281
ICF International, Inc.*	160,459	5,717,154
		12,085,435
Road & Rail 1.2%
Celadon Group, Inc.	554,213	7,703,561
Information Technology 16.8%
Electronic Equipment, Instruments & Components 9.3%
Belden, Inc.	264,215	16,584,776
CTS Corp.	331,007	6,282,513
Electro Scientific Industries, Inc.	970,585	4,911,160
GSI Group, Inc.*	749,495	10,740,263
Rogers Corp.*	240,036	13,305,195
Zebra Technologies Corp. "A"*	96,263	7,720,293
		59,544,200
IT Services 4.2%
Convergys Corp. (a)	385,739	9,936,637
NeuStar, Inc. "A"* (a)	663,076	16,709,515
		26,646,152
Software 3.3%
ACI Worldwide, Inc.*	273,204	6,425,758
Verint Systems, Inc.*	319,120	14,950,772
		21,376,530
Materials 6.2%
Chemicals 3.9%
A. Schulman, Inc.	326,189	11,289,401
H.B. Fuller Co.	337,835	13,449,212
		24,738,613
Metals & Mining 2.3%
Materion Corp.	513,015	14,887,695
Total Common Stocks (Cost $536,875,216)		618,936,412
Securities Lending Collateral 7.7%
Daily Assets Fund, 0.20% (b) (c) (Cost $49,156,120)	49,156,120	49,156,120

Cash Equivalents 3.6%
Central Cash Management Fund, 0.14% (b) (Cost $23,327,484)	23,327,484	23,327,484

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $609,358,820)†	107.9	691,420,016
Other Assets and Liabilities, Net	(7.9)	(50,697,461)
Net Assets	100.0	640,722,555

* Non-income producing security.

† The cost for federal income tax purposes was $611,103,354. At November 30, 2015, net unrealized appreciation for all securities based on tax cost was $80,316,662. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $122,057,167 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,740,505.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at November 30, 2015 amounted to $48,054,066, which is 7.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 618,936,412	$ —	$ —	$ 618,936,412
Short-Term Investments (d)	72,483,604	—	—	72,483,604
Total	$ 691,420,016	$ —	$ —	$ 691,420,016

There have been no transfers between fair value measurement levels during the year ended November 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $536,875,216) — including $48,054,066 of securities loaned	$ 618,936,412
Investment in Daily Assets Fund (cost $49,156,120)*	49,156,120
Investment in Central Cash Management Fund (cost $23,327,484)	23,327,484
Total investments in securities, at value (cost $609,358,820)	691,420,016
Cash	10,000
Receivable for investments sold	133,433
Receivable for Fund shares sold	210,456
Dividends receivable	336,043
Interest receivable	49,843
Other assets	41,265
Total assets	692,201,056
Liabilities
Payable upon return of securities loaned	49,156,120
Payable for investments purchased	317,511
Payable for Fund shares redeemed	946,596
Accrued management fee	381,948
Accrued Directors' fees	10,093
Other accrued expenses and payables	666,233
Total liabilities	51,478,501
Net assets, at value	$ 640,722,555
Net Assets Consist of
Undistributed net investment income	1,909,868
Net unrealized appreciation (depreciation) on investments	82,061,196
Accumulated net realized gain (loss)	42,700,111
Paid-in capital	514,051,380
Net assets, at value	$ 640,722,555

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($343,430,832 ÷ 13,605,023 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$ 25.24
Maximum offering price per share (100 ÷ 94.25 of $25.24)	$ 26.78

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($274,780 ÷ 13,636 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 20.15

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($67,627,599 ÷ 3,229,132 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 20.94
Class R6 Net Asset Value, offering and redemption price(a) per share ($10,124 ÷ 392 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 25.83
Class S Net Asset Value, offering and redemption price(a) per share ($ 93,039,149 ÷ 3,624,717 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 25.67
Institutional Class Net Asset Value, offering and redemption price(a) per share ($ 136,340,071 ÷ 5,271,222 shares of capital stock outstanding, $.01 par value, 180,000,000 shares authorized)	$ 25.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended November 30, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $37,077)	$ 10,396,617
Income distributions — Central Cash Management Fund	24,558
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	1,093,334
Total income	11,514,509
Expenses: Management fee	5,910,798
Services to shareholders	1,001,218
Distribution and service fees	1,707,704
Custodian fee	19,012
Professional fees	115,400
Reports to shareholders	66,094
Registration fees	115,026
Directors' fees and expenses	32,228
Other	42,517
Total expenses before expense reductions	9,009,997
Expense reductions	(1,524)
Total expenses after expense reductions	9,008,473
Net investment income	2,506,036
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	53,180,408
Change in net unrealized appreciation (depreciation) on investments	(28,993,949)
Net gain (loss)	24,186,459
Net increase (decrease) in net assets resulting from operations	$ 26,692,495

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2015	2014
Operations: Net investment income (loss)	$ 2,506,036	$ 1,008,491
Net realized gain (loss)	53,180,408	81,734,830
Change in net unrealized appreciation (depreciation)	(28,993,949)	(90,752,971)
Net increase (decrease) in net assets resulting from operations	26,692,495	(8,009,650)
Distributions to shareholders from: Net investment income: Class A	—	(8,296,179)
Class B	—	(13,540)
Class C	—	(438,651)
Class R6	(31)	—
Class S	(168,929)	(1,727,177)
Institutional Class	(827,150)	(7,607,188)
Net realized gains: Class A	(39,826,462)	(336,224,057)
Class B	(171,604)	(1,511,531)
Class C	(9,460,259)	(59,684,128)
Class R6	(894)	—
Class S	(11,461,611)	(59,398,868)
Institutional Class	(31,201,360)	(219,747,854)
Total distributions	(93,118,300)	(694,649,173)
Fund share transactions: Proceeds from shares sold	95,509,948	226,412,703
Reinvestment of distributions	88,635,665	646,898,081
Cost of shares redeemed	(502,341,448)	(850,154,273)
Redemption fees	3,368	11,335
Net increase (decrease) in net assets from Fund share transactions	(318,192,467)	23,167,846
Increase (decrease) in net assets	(384,618,272)	(679,490,977)
Net assets at beginning of period	1,025,340,827	1,704,831,804
Net assets at end of period (including undistributed net investment income of $1,909,868 and $409,806, respectively)	$ 640,722,555	$ 1,025,340,827

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended November 30,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 27.38	$ 47.55	$ 36.23	$ 32.95	$ 34.85
Income (loss) from investment operations: Net investment income (loss)[a]	.06	(.00)*	.25	.27	.25
Net realized and unrealized gain (loss)	.31	(.05)	12.39	3.64	(1.94)
Total from investment operations	.37	(.05)	12.64	3.91	(1.69)
Less distributions from: Net investment income	—	(.48)	(.38)	(.33)	(.21)
Net realized gains	(2.51)	(19.64)	(.94)	(.30)	—
Total distributions	(2.51)	(20.12)	(1.32)	(.63)	(.21)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.24	$ 27.38	$ 47.55	$ 36.23	$ 32.95
Total Return (%)[b]	1.35	(.31)	35.95	12.21	(4.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	442	869	871	1,134
Ratio of expenses (%)	1.17	1.19	1.19	1.19	1.21
Ratio of net investment income (loss) (%)	.23	(.01)	.60	.78	.68
Portfolio turnover rate (%)	26	17	98	27	47
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class B	Years Ended November 30,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 22.52	$ 42.47	$ 32.44	$29.50	$ 31.27
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.20)	(.10)	(.04)	(.04)
Net realized and unrealized gain (loss)	.25	(.05)	11.12	3.33	(1.73)
Total from investment operations	.14	(.25)	11.02	3.29	(1.77)
Less distributions from: Net investment income	—	(.06)	(.05)	(.05)	—
Net realized gains	(2.51)	(19.64)	(.94)	(.30)	—
Total distributions	(2.51)	(19.70)	(.99)	(.35)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 20.15	$ 22.52	$ 42.47	$ 32.44	$ 29.50
Total Return (%)[b]	.54[c]	(1.20)	34.80	11.35	(5.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	2	3	5	12
Ratio of expenses before expense reductions (%)	2.19	2.04	2.06	2.00	2.01
Ratio of expenses after expense reductions (%)	2.03	2.04	2.06	2.00	2.01
Ratio of net investment income (loss) (%)	(.55)	(.87)	(.27)	(.12)	(.13)
Portfolio turnover rate (%)	26	17	98	27	47

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended November 30,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 23.30	$ 43.30	$ 33.06	$ 30.09	$ 31.86
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.18)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	.26	(.05)	11.34	3.34	(1.76)
Total from investment operations	.15	(.23)	11.28	3.36	(1.77)
Less distributions from: Net investment income	—	(.13)	(.10)	(.09)	—
Net realized gains	(2.51)	(19.64)	(.94)	(.30)	—
Total distributions	(2.51)	(19.77)	(1.04)	(.39)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 20.94	$ 23.30	$ 43.30	$ 33.06	$ 30.09
Total Return (%)[b]	.56	(1.06)	34.99	11.38	(5.56)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	92	132	114	130
Ratio of expenses (%)	1.94	1.93	1.93	1.92	1.92
Ratio of net investment income (loss) (%)	(.53)	(.75)	(.15)	.07	(.03)
Portfolio turnover rate (%)	26	17	98	27	47
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class R6	Year Ended 11/30/15	Period Ended 11/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 27.97	$ 28.09
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.02
Net realized and unrealized gain (loss)	.33	(.14)
Total from investment operations	.45	(.12)
Less distributions from: Net investment income	(.08)	—
Net realized gains	(2.51)	—
Total distributions	(2.59)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 25.83	$ 27.97
Total Return (%)	1.61[c]	(.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	1.06	.77*
Ratio of expenses after expenses reductions (%)	.93	.77*
Ratio of net investment income (loss) (%)	.45	.26*
Portfolio turnover rate (%)	26	17[d]

[a] For the period from August 25, 2014 (commencement of operations) to November 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended November 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended November 30,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 27.78	$ 47.97	$ 36.55	$ 33.25	$ 35.25
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.07	.33	.34	.30
Net realized and unrealized gain (loss)	.32	(.05)	12.49	3.66	(1.94)
Total from investment operations	.44	.02	12.82	4.00	(1.64)
Less distributions from: Net investment income	(.04)	(.57)	(.46)	(.40)	(.36)
Net realized gains	(2.51)	(19.64)	(.94)	(.30)	—
Total distributions	(2.55)	(20.21)	(1.40)	(.70)	(.36)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.67	$ 27.78	$ 47.97	$ 36.55	$ 33.25
Total Return (%)	1.59	(.05)	36.17[b]	12.41	(4.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	135	159	306	360
Ratio of expenses before expense reductions (%)	.94	.92	1.06	1.03	1.04
Ratio of expenses after expense reductions (%)	.94	.92	1.05	1.03	1.04
Ratio of net investment income (loss) (%)	.46	.24	.80	.96	.83
Portfolio turnover rate (%)	26	17	98	27	47
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended November 30,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 27.96	$ 48.23	$ 36.74	$33.42	$ 35.50
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.10	.41	.42	.40
Net realized and unrealized gain (loss)	.30	(.05)	12.56	3.67	(1.94)
Total from investment operations	.47	.05	12.97	4.09	(1.54)
Less distributions from: Net investment income	(.06)	(.68)	(.54)	(.47)	(.54)
Net realized gains	(2.51)	(19.64)	(.94)	(.30)	—
Total distributions	(2.57)	(20.32)	(1.48)	(.77)	(.54)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.86	$ 27.96	$ 48.23	$ 36.74	$ 33.42
Total Return (%)	1.72	.03	36.50	12.65	(4.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	355	541	559	578
Ratio of expenses (%)	.81	.82	.81	.80	.80
Ratio of net investment income (loss) (%)	.66	.36	.98	1.20	1.10
Portfolio turnover rate (%)	26	17	98	27	47
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Cap Value Fund (the "Fund") is a diversified series of Deutsche Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. On or about February 10, 2016, all remaining Class B shares will automatically convert to Class A shares. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended November 30, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of November 30, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. As of November 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 3,452,336
Undistributed long-term capital gains	$ 42,902,176
Net unrealized appreciation (depreciation) on investments	$ 80,316,662

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2015	2014
Distributions from ordinary income*	$ 48,664,500	$ 55,032,813
Distributions from long-term capital gains	$ 44,453,800	$ 639,616,360

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $204,420,953 and $602,827,063, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Accordingly for the year ended November 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.73% of the Fund's average daily net assets.

For the period from December 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R6	1.03%
Class S	1.13%
Institutional Class	1.03%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class R6	1.05%
Class S	1.15%
Institutional Class	1.05%

For the year ended November 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 1,511
Class R6	13
$ 1,524

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2015
Class A	$ 217,542	$ 40,208
Class B	2,880	624
Class C	19,948	3,418
Class R6	28	6
Class S	15,448	3,583
Institutional Class	10,979	2,911
	$ 266,825	$ 50,750

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. During the period, the Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2015
Class B	$ 6,978	$ 202
Class C	580,253	41,383
	$ 587,231	$ 41,585

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2015	Annual Rate
Class A	$ 924,986	$ 208,466.24%
Class B	2,280	272.25%
Class C	193,207	42,925.25%
	$ 1,120,473	$ 251,663

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2015, aggregated $8,734.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2015, the CDSC for Class B and C shares aggregated $596 and $4,012, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2015, DDI received $355 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,088, of which $7,131 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2015		Year Ended November 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,862,361	$ 48,005,384	2,350,986	$ 66,495,927
Class B	1,144	22,822	3,644	104,783
Class C	155,806	3,283,275	487,385	11,683,444
Class R6	—	—	356*	10,000*
Class S	793,988	20,260,634	3,450,382	94,802,064
Institutional Class	924,160	23,937,833	1,893,168	53,316,485
		$ 95,509,948		$ 226,412,703
Shares issued to shareholders in reinvestment of distributions
Class A	1,506,130	$ 38,029,801	11,786,322	$ 328,839,461
Class B	8,180	166,130	62,133	1,441,976
Class C	386,589	8,157,036	2,123,554	50,895,650
Class R6	36	925	—	—
Class S	452,438	11,612,874	2,028,525	57,268,328
Institutional Class	1,185,465	30,668,899	7,342,200	208,452,666
		$ 88,635,665		$ 646,898,081
Shares redeemed
Class A	(5,900,927)	$ (151,403,180)	(16,277,655)	$ (471,188,417)
Class B	(70,267)	(1,456,420)	(70,279)	(1,657,941)
Class C	(1,242,162)	(26,685,618)	(1,726,221)	(41,353,193)
Class S	(2,497,939)	(65,487,553)	(3,921,314)	(114,746,123)
Institutional Class	(9,530,152)	(257,308,677)	(7,767,507)	(221,208,599)
		$ (502,341,448)		$ (850,154,273)
Redemption fees		$ 3,368		$ 11,335
Net increase (decrease)
Class A	(2,532,436)	$ (65,364,264)	(2,140,347)	$ (75,843,653)
Class B	(60,943)	(1,267,468)	(4,502)	(111,182)
Class C	(699,767)	(15,245,283)	884,718	21,226,034
Class R6	36	925	356*	10,000*
Class S	(1,251,513)	(33,614,412)	1,557,593	37,325,173
Institutional Class	(7,420,527)	(202,701,965)	1,467,861	40,561,474
		$ (318,192,467)		$ 23,167,846

* For the period from August 25, 2014 (commencement of operations of Class R6) to November 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Value Series, Inc. and Shareholders of Deutsche Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Small Cap Value Fund (one of the funds constituting Deutsche Value Series, Inc.) (the "Fund"), including the investment portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Cap Value Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class R6 of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2015 to November 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/15	$ 949.20	$ 944.70	$ 945.40	$ 950.70	$ 950.00	$ 950.70
Expenses Paid per $1,000*	$ 5.28	$ 9.90	$ 9.17	$ 4.16	$ 4.40	$ 3.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/15	$ 1,019.65	$ 1,014.89	$ 1,015.64	$ 1,020.81	$ 1,020.56	$ 1,021.36
Expenses Paid per $1,000*	$ 5.47	$ 10.25	$ 9.50	$ 4.31	$ 4.56	$ 3.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Small Cap Value Fund	1.08%	2.03%	1.88%	.85%	.90%	.74%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $1.21 per share from net long-term capital gains during its year ended November 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $47,192,000 as capital gain dividends for its year ended November 30, 2015.

For corporate shareholders, 16% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended November 30, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $11,477,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Small Cap Value Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	25159G 787	25159G 795	25159G 829	25159G 837	25159G 845
Fund Number	088	288	388	2389	545

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KDSZX
CUSIP Number	25159G 712
Fund Number	1689

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche small cap value fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$84,902	$0	$7,968	$0
2014	$82,576	$0	$7,589	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$563,986	$2,350,151
2014	$0	$274,022	$7,431,158

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$7,968	$2,914,137	$880,336	$3,802,441
2014	$7,589	$7,705,180	$265,425	$7,978,194

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Small Cap Value Fund, a series of Deutsche Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2016